Company Update February 2021 Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its fuel cell technology and its business plans and strategies. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, changes to projected deliveries and order flow, changes to production rate and product costs, general risks associated with product development, manufacturing, changes in the regulatory environment, customer strategies, ability to access certain markets, unanticipated manufacturing issues that impact power plant performance, changes in critical accounting policies, access to and ability to raise capital and attract financing, potential volatility of energy prices, rapid technological change, competition, the Company’s ability to successfully implement its new business strategies and achieve its goals, the Company’s ability to achieve its sales plans and cost reduction targets, changes by the U.S. Small Business Administration or other governmental authorities to, or with respect to the implementation or interpretation of, the Coronavirus Aid, Relief, and Economic Security Act, the Paycheck Protection Program or related administrative matters, and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to customers’ capital budgets and investment plans, impacts to the Company’s project schedules, impacts to the Company’s ability to service existing projects, and impacts on the demand for the Company’s products, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements contained herein speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. The Company refers to non-GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the Company’s earnings release and the appendix to this presentation for further disclosure and reconciliation of non-GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the fiscal year ended October 31, 2020, filed with the SEC on January 21, 2021 and our earnings release for the fourth quarter and the fiscal year ended October 31, 2020, filed as an exhibit to our Current Report on Form 8-K filed with the SEC on January 21, 2021. 2

FuelCell Energy: A Global Leader in Fuel Cell Technology – Established in 1969 Demand for Clean, Reliable Electricity Driving Adoption of Fuel Cell Technology TOTAL FY 2020 REVENUE BREAKDOWN2: $70.9M Service & License Advanced Technologies Generation Product High Visibility to Recurring Revenue 1 As of the year ended October 31, 2020; 2 Percentages are % of FY20 revenue 3 --

Purpose Statement 4 Enable The World To Live A Life Empowered By Clean Energy

FuelCell Energy – Technology Overview

- Fuel cells cleanly and efficiently convert energy in hydrogen rich fuels into electricity and high quality heat
  - The highly efficient electrochemical process emits negligible pollutants since there is no burning of fuel
- A fuel cell stack is comprised of many individual cells grouped together. Stack modules can have one or more stacks
- When a hydrogen-rich fuel (renewable biogas or clean natural gas) enters the fuel cell stack, it reacts with steam in the stack in a reforming reaction to produce hydrogen
- The hydrogen reacts electrochemically with oxygen to produce electric current, heat and water, which supports the hydrogen reforming reaction
- Fuel cells have the ability to continuously generate electricity as long as fuel is continuously supplied
- FuelCell Energy's SureSource™ power plants are based on **carbonate** and **solid oxide** fuel cell technologies



Carbonate:

- Large cells and stacks provide economies of scale in MW-scale power generation applications
- Able to capture CO_2 from external source for sequestration or utilization while making power
- Able to export internally produced CO_2 from power generation
- Uniquely suited to operate with on-site renewable biogas
- Produce hydrogen through internal reforming and electrolysis







Solid Oxide:

- Compact, lightweight and scalable stack design
- Able to export internally produced CO_2 from power generation
- Can operate with natural gas, biogas, or hydrogen fuel
- Can produce hydrogen through internal reforming and electrolysis
- Can alternate between fuel cell and electrolysis modes in hydrogen-based energy storage systems



Long-Duration Storage of Energy

Electrolyis

Distributed Hydrogen

fuelcellenergy

FuelCell Energy February 2021 Company Update | 5

In-House Fuel Cell Manufacturing Expertise 6 Carbonate Manufacturing Operations (Torrington, CT, USA) Solid Oxide Manufacturing Operations (Calgary, Canada) FuelCell Energy’s advanced manufacturing process utilizes proprietary designs and state-of-the-art manufacturing equipment to produce components that are the heart of the Company’s SureSource carbonate and solid oxide systems In Connecticut, both our Torrington production and service facility and Danbury corporate headquarters and research and development facility are ISO 9001:2015 certified We also have a manufacturing and service facility in Germany which is also certified under both ISO 9001:2015 and ISO 14001:2015. The facility has the capability to perform final module assembly for up to 20 MW per year of sub-MW fuel cell power platforms to service the fuel cell demand in the European market

Multi-faceted Benefits of FuelCell Platform

Electrochemical conversion of fuel to power reduces emissions, increases efficiency, and improves siting

1

Clean Energy

	Capacity Factor, %	Emissions, lb./MWh			Avoided Emissions, Tons/y per MW		
		NOX	PM	CO2	NOX	PM10	CO2
Average US Grid		0.97[1]	0.06[2]	1432[1]			
SureSource Biogas fuel[5]	90%	0.01	0.00	0	3.8	0.25	5,646
SureSource w CO_2 Separation[5]	90%	0.01	0.00	221	3.8	0.25	4,773
SureSource 3000 w CHP[5]	90%	0.01	0.00	738	3.8	0.25	2,737
SureSource 4000	90%	0.01	0.00	778	3.8	0.25	2,577
Rooftop Solar	23%[3]				1.0	0.06	1,411
Utility Scale Solar PV[4]	29%[3]				1.4	0.06	1,874
Wind	47%[3]				2.2	0.10	3,057



Wind
Utility Scale Solar PV
Rooftop Solar
SureSource 4000
SureSource 3000 with CHP
SureSource CO2 Separation
SureSource Biogas fuel
0.0
1.0
2.0
3.0
4.0
Avoided NOX, Tons/year per MW



Wind
Utility Scale Solar PV
Rooftop Solar
SureSource 4000
SureSource 3000 with CHP
SureSource CO2 Separation
SureSource Biogas fuel
0
2,000
4,000
6,000
Avoided CO2, Tons/year per MW



Wind
Utility Scale Solar PV
Rooftop Solar
SureSource 4000
SureSource 3000 with CHP
SureSource CO2 Separation
SureSource Biogas fuel
0.00
0.10
0.20
0.30
Avoided Particulates, Tons/year per MW

1) Grid emissions rates for NOX and CO2 are from EPA eGrid 2018, US Average non-baseload rates.
2) Grid particulate emissions rate is from EPA eGrid PM 2.5 US average for 2018.
3) Solar and Wind capacity factors are average of range from Lazard LCOE Analysis version 13, November 2019.
4) Utility scale avoided emissions assumes 5% transmission and distribution losses.
5) SureSource estimates are based on Company specifications and estimates.

Significant Avoided Carbon Emissions and Negligible Particulates, NOx and SOx

fuelcellenergy

FuelCell Energy February 2021 Company Update | 7

Multi-faceted Benefits of FuelCell Platform (Cont.)

Electrochemical conversion of fuel to power reduces emissions, increases efficiency, and improves siting

2

Attractive Economics & Energy Security

Providing **power at the point of use** (distributed power generation), rather than central generation that requires transmission, greatly improves efficiency, reduces cost, reduces if not eliminates new grid/distribution network investment, and significantly reduces above ground risk.

Fact: Transmission of power over long distances results in line power losses of 7% to 9% of the centrally-generated power



FuelCell Providing On-Site Power Generation

3

Easy to Site

The **compact footprint** of a SureSource system is a large differentiating factor, specifically in urban settings where land is limited and / or expensive and the power is most needed

Baseload fuel cells produce more than **450 times the annual MWh** than a comparable sized solar system and requires 40 times less land per MW



Solar Farm Next to FuelCell Facility

4

Fuel Flexible

Renewable biogas, natural gas, and a variety of other fuels, both gaseous and liquid, have been proven effective with FuelCell Energy's technology delivering low to zero carbon.



Wastewater / Biofuel applications deliver net Zero CO2 emission profile fuelcellenergy

FuelCell Energy February 2021 Company Update | 8

Global Track Record of SureSource Plants' Reliable Power Generation

More than 10 Million MWh generated

Grid Support with CHP

- 6 month construction
- 20 MW KOSPO site built in 2018
- Power sold to grid
- Heat provided to district heating system
- Potential to easily scale


KOSPO



Grid Support / Urban Redevelopment

- Power sold to grid
- Enhances resiliency
- Brownfield revitalization
- 15 MW on 1.5 acres
- Only 12 mo. installation
- Owned by FuelCell

Resiliency for Pharma

- 5.6 MW with steam for company campus
- Predictable power solves grid quality issues
- Immediate savings vs. grid
- Sustainability


Pfizer



Fuel Cell / Solar Integration

- Utility-owned, rate-based
- Enhances resiliency
- 2.8 MW fuel cell on ¼ acre
  - *~23,000 MWh/yr.*
- 2.2 MW solar on ~9 acres
  - *~3,000 MWh/yr.*

fuelcellenergy

FuelCell Energy February 2021 Company Update | 9

Positioned to Serve the Evolving Energy Grid with Current and In-Development Platforms a growing source of clean, reliable power for microgrid, Carbon Capture, electrolysis and Hydrogen Energy Storage 10

Unrivaled Technology To Meet Future Energy Requirements FuelCell Energy Technology: Winner for Clean Baseload Power 11

Powerhouse Business Strategy: Well Positioned for LT Growth and Value Creation Disciplined Plan to Strengthen Business, Maximize Operational Efficiencies and Position FCE for Growth 12 Build a Durable Financial Foundation and Enhance Financial Results Drive Operational Excellence Penetrate Significant Market Opportunities Where We Can Win Transform Strengthen Grow Enhanced liquidity: Executed public offering of common stock and at-the-market sales of common stock, improving liquidity with net proceeds during fiscal 2020 of more than $170 million at an efficient cost of capital Capital structure: Continue to enhance liquidity and deliver an overall lower cost of capital with a goal of creating a capital structure that provides for more efficient financing across our platforms and subsidiaries enabled by continued deployment of our projects, advancement of our technologies, and execution of our strategy Capital deployment: Making investments that further enhance performance, advance product commercialization, reduce costs and generate targeted return on our investments Operational excellence: Executing on our project backlog; lean resource management driving rational cost management across our business Optimization of core business: Capitalizing on our core technological strengths in key project markets including biofuels, microgrids, distributed hydrogen, and carbon separation and utilization Commercial excellence: Strengthening customer relationships and building a customer-centric reputation; building our sales pipeline by increasing focus on targeted differentiated applications, product sales and geographic market and customer segment expansion Innovation: Successfully delivering extended life stack modules; expanding commercialization of new technologies including proprietary gas treatment systems, advancing hydrogen and Carbon Capture, utilization, and sequestration Geographic and market expansion: Targeting growth opportunities in Asia, Europe, United States and the Middle East Largely Completed Began in 2020 with Ongoing Efforts 2021 and Beyond

Building on Multi-Featured Current Technology Strengths with Next-Gen Technologies Commercializing an Advanced Clean Energy Technology Portfolio 13

Providing Flexible Hydrogen Solutions for the Global Energy Transformation 14 BLUE HYDROGEN GRID HYDROGEN GREEN HYDROGEN Carbonate Platform Capture Solid Oxide Platform

FuelCell Energy Operating Portfolio and Project Backlog Overview 15 Refers to FCEL fiscal quarter (1) (1)

Relaunched Effort in Europe Including Sub-Megawatt Solutions 16 International Growth Opportunities Are Expanding, Including A Large Number of Sub-MW Applications Increasing European Distributed Power Generation Demand European SureSource solutions include megawatt scale, as well as sub-megawatt plants in both 250 kw and 400 kw outputs Government initiatives are key drivers in increasing demand in Europe Benefits additional markets with the ability to run directly on biogas Ideal for sewage, industrial and business parks, food and beverage industry, universities and colleges, as well as utilities Desirable next to buildings or in space-constrained urban locations SureSourceTM 400 Radisson Blu Hotel Frankfurt, Germany Collaboration agreement with E.ON Business Solutions for a pan-European co-marketing effort of SureSource fuel cell solutions in October 2019

Disruptive Carbon Capture Technology Opening New Markets

FuelCell Energy has a joint development agreement with ExxonMobil Research and Engineering to develop, and commercialize a carbon capture system which utilizes the Company's carbonate fuel cell technology

Introduction to Carbon Capture Technology

- Carbon capture and storage is the process by which CO_2 that is emitted from the exhaust streams of power plants and other industrial applications, that otherwise would be emitted into the atmosphere, is captured and injected into permanent storage facilities
- Existing processes for capturing CO_2 emissions consume energy, which increases costs; but carbonate fuel cells can produce electricity while they capture and concentrate CO_2 streams
  - This drastically reduces the cost of carbon capture giving this technology the potential for wide spread adoption

FuelCell's SureSource System is the Platform for Carbon Capture

CONCENTRATES CO_2
Carbonate fuel cells can concentrate up to 90% of CO_2 emissions that come out of power plants – concentrated emissions can be more easily captured and stored deep underground

CLEANER AIR
When carbonate fuel cells take CO_2 from the power plant, they eliminate a majority of smog-producing emissions

GENERATES POWER
Carbon capture using fuel cells generates power, which is critical to lowering the cost of carbon capture

CUSTOMIZABLE
Fuel cells are modular solutions, allowing for gradual investments that help utilities meet carbon capture targets over time

Relationship with ExxonMobil & Developmental Milestones

ExxonMobil fuelcellenergy

2016	•FuelCell Energy signs Joint Development Agreement (JDA) with ExxonMobil Research and Engineering ("EMRE")
2017 / 2018	•Joint R&D, engineering studies and market assessments completed •ITC Tax credit reintroduced, and CO_2 tax credit introduced, creating a more conducive macro environment
2019 - 2021	•New 2-year JDA entered into to work towards large scale commercialization with EMRE
2022 - 2023	•Medium scale systems expected to be deployed to support industrial applications with CO_2 utilization
2024 and Beyond	•Large scale deployment globally

~$120 billion+ equipment and services market for power generation and industrial CO_2 capture technology fuelcellenergy

FuelCell Energy February 2021 Company Update | 17

Distributed Hydrogen Technology & Toyota Project

We reconfigure SureSource systems to generate surplus amounts of hydrogen - the first MW scale carbonate fuel cell power generation plant with a hydrogen fueling station is being developed for Toyota at the Port of Long Beach in California

Distributed Hydrogen Overview

- The SureSource Hydrogen fuel cell power plant is configured to produce additional hydrogen beyond what is needed for power production; generating a stream of hydrogen suitable for industrial or transportation applications
- Application helps address the need for hydrogen fueling infrastructure by cleanly and affordably generating high-purity hydrogen in urban locations



Usable Hot Water
Usable Heat
Tri-Generation Direct FuelCell® SureSource Hydrogen power plant
Biogas
Anaerobic Digesters
Ultra Clean Power
Hydrogen
TOYOTA
Port of Long Beach
California Grid
Onsite Hydrogen Fueling Station
TOYOTA
Fueling Station

Hydrogen Generation Project with Toyota

- Toyota will purchase the hydrogen through a long term purchase agreement, as well as a portion of the electricity generated
- When the plant comes online, the SureSource Hydrogen system will generate approximately 2.3MW of electricity and 1.2 tons of hydrogen per day
  - Enough to power the equivalent of about 2,250 average-sized homes and meet daily driving needs of nearly 1,500 vehicles
- Will supply Toyota Logistics Services' operations at the Port, and the location will be the first 100% renewable Toyota facility in North America
- Received favorable opinion from CPUC that confirms project eligibility under BioMAT

Distributed hydrogen market represents another multi-billion opportunity for FuelCell Energy fuelcellenergy

FuelCell Energy February 2021 Company Update | 18

Q4 and Fiscal 2020 Update & Financial Performance

Recent Company Messages

1 Made continuing progress against our project backlog

- ✓ Fiscal year 2020 revenue grew approximately 17% to $70.9M
- ✓ Completed 2.8 MW biogas power platform in Tulare, CA
- ✓ Near completion on 8.8MW of new power platforms
  - U.S. Navy base in Groton, CT
  - Biogas project in San Bernardino, CA
- ✓ After quarter close, began early-stage construction totaling 24.5MWs of projects in Yaphank, NY, Derby, CT, and with Toyota at the Port of Long Beach, California

2 Significantly enhanced financial foundation and liquidity

- ✓ Completed offering of common stock in Q4 2020 netting proceeds of approximately $98.3M
- ✓ Subsequent to fiscal year end, closed underwritten offering of common stock netting proceeds of approximately $156.3M
- ✓ Repayment in full of $87.3M under the Orion Credit Agreement
- ✓ Repayment in full of $21.5M owed to Enbridge under the Series 1 Preferred Shares
- ✓ Proforma unrestricted cash balance of $208.6M following these transactions

3 Strengthening leadership position in sustainability

- ✓ Regulatory support worldwide and policies in the U.S. from the new White House administration are expected to be favorable toward development of the growing hydrogen economy
- ✓ FuelCell Energy intends to be a key solutions provider addressing major global issues with our technology portfolio: 1) Distributed Generation, 2) Distributed Hydrogen, 3) Long-Duration Hydrogen Energy Storage and Power Generation as well as Electrolysis, and 4) Carbon Capture, Sequestration and Utilization (CCSU)



FuelCell Project with San Bernardino, CA
SureSource™ 1.4 MW
Location: San Bernardino Municipal Waste Water District | San Bernardino, CA

fuelcellenergy

20

Backlog as of October 31, 2020 21 1 Refer to reconciliation in Appendix. Focused on Execution of Backlog FuelCell Project with CMEEC SureSourceTM 7.4 MW Location: U.S. Navy Subbase | Groton, CT 21

Cash and Liquidity 22 Improved Liquidity with Increased Unrestricted Cash, Lower-cost Capital Structure $39.8 $239.6 Significantly Improved Liquidity As of October 31, 2020, $192.1M in total cash, restricted cash, and equivalents Raised $173.2M through common stock sales and warrant exercises in fiscal year 2020 Subsequent to fiscal year end, an equity offering resulted in net proceeds of approximately $156.3M, used to: Extinguished the Orion Credit Agreement by paying $87.3M owed $11.2 million of restricted cash pledged to Orion was released to the Company as unrestricted cash Paid off all amounts owed to Enbridge under Series 1 Preferred Shares of approximately $21.5M Retained $47.5M of proceeds from the offering as unrestricted cash Taking into account the above changes, Pro forma cash, restricted cash, and equivalents as of 10/31/2020, totaled $239.6M

Operational Update Continued implementation of our Powerhouse Business Strategy is our major focus 23 Continuing progress against project backlog During fiscal year 2020 we completed our 2.8 MW biogas power platform in Tulare, CA Near completion on 8.8 MW of new power platforms U.S. Navy base in Groton, CT Biogas project in San Bernardino, CA After fiscal year end, we began early-stage construction for 24.5 MW of projects in Yaphank, NY, Derby, CT and with Toyota at the Port of Long Beach, California Focus on improvement initiatives across the enterprise Improvements in manufacturing processes and capabilities allows the Company to increase annualized production rate to 45 MW on a single production shift FuelCell Project with Pfizer Two SureSourceTM 3000 2.8 MW platforms Location: Groton, CT

Focusing on Profitable Growth Enabled by Strengthened Financial Position 24 FUTURE GOALS Positive EBITDA Positive Free Cash Flow Deliver Returns on Invested Capital Revenue growth from commercialization of our hydrogen and carbon capture platforms, and carbon separation and utilization applications 1 2 3 4 KEYS TO BUSINESS PLAN ACHIEVEMENT Execution on project backlog & achieving key milestones Winning new business around the world Continued cost control & efficient capital deployment Commercialization of our Solid Oxide platforms for stationary power, electrolysis / hydrogen production and long duration energy storage Commercialization of our Carbon Capture platform and Carbon Separation application 1 As compared to results for the fiscal year ended October 31, 2019. Long Term Targets and Goals Achieve Grid Parity Pricing 5

Key Investment Highlights 25 1 2 3 4 Strengthened balance sheet with liquidity to complete project backlog and accelerate commercialization of new technologies Leadership committed to project execution, achieving financial milestones, and delivering state-of-the-art fuel cell platforms to contribute to decarbonization and global climate change mitigation Innovative technology for clean, reliable and scalable distributed baseload power, distributed hydrogen, long-duration storage and carbon capture, separation and utilization Progressing on our path of execution to Transform, Strengthen and Grow the organization for long-term success 5 A Leader in Sustainability and Environmental Stewardship with our technology platform solutions